UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2022

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware		001-38289	26-1119726
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification Number)

2605 Meridian Parkway, Suite 200
Durham,	North Carolina		27713
(Address of Principal Executive Office)			(Zip Code)
Registrant's telephone number, including area code: (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	AVYA	New York Stock Exchange

Item 7.01. Regulation FD Disclosure

On Wednesday, June 8, 2022, Avaya Inc., a subsidiary of Avaya Holdings Corp. (the “Company”) launched a financing (a “Financing”) seeking to raise $500.0 million aggregate principal amount of new secured debt, which will be used to prefund the refinancing of the Company’s existing $350.0 million of 2.25% Convertibles Notes due June 15, 2023 and for general corporate purposes. In connection with the Financing, Avaya Inc. shared a presentation with potential lenders, which presentation is available on the Company’s investor relations website at https://investors.avaya.com. The forecasts included in the lender presentation replace the prior guidance provided on December 14, 2021. The consummation of the secured debt financing is subject to market conditions and other factors and no assurance can be given as to if or when the financing will be consummated. During the marketing of the Financing, the Company may increase or decrease the amount to be raised in the Financing and change the terms thereof.

Investors and others should note that the Company announces material financial information to its investors using the investor page of the Company’s website https://investors.avaya.com, or in filings with the Securities and Exchange Commission, press releases, public conference calls and webcasts. The Company uses these channels to communicate with its stockholders and the public about the Company, its business and other issues. Therefore, the Company encourages investors, the media and others interested in the Company to review information posted on the investor page noted above.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.
Date: June 8, 2022	By:	/s/ Kieran J. McGrath
	Name:	Kieran J. McGrath
	Title:	Executive Vice President and Chief Financial Officer